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P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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Exhibit 10.31

Proposal P-6671 (SOW 2 Revision 1) For

Statement of Work for Azzur of New England Facility Use
(Suite 3 – May 1, 2019 to December 31, 2022)

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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THIS STATEMENT OF WORK #2 Rev 1 (the “Statement of Work”) by and between Synlogic Operating Company, Inc. (“Synlogic”) and Azzur Group (d/b/a Azzur of New England LLC) (“Service Provider”), will be effective as of the last date of signature below, and upon execution will be incorporated into the Master Contract Services Agreement between Synlogic and Service Provider dated 08 September 2018 (the “Agreement”). Capitalized terms used in this Statement of Work will have the same meaning as set forth in the Agreement.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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Section 1 – Background/Scope

Upon execution of this Statement of Work and initiation of a purchase order, Azzur will commence performing this Services set forth in this Statement of Work. This Statement of Work is for the use of Azzur of New England LLC’s Waltham cleanroom suite 3 that is planned to be built in the existing space located at 411 Waverley Oaks Rd., #126, Waltham, MA 02452 (see Layout Diagram Attached). The proposed clean room 3 is to be appropriately designed to allow for future expansion to include a [***]. Azzur will not subcontract use of cleanroom 3 or the performance of any Services under this Statement of Work to a 3rd party without Synlogic’s written approval.

Section 2 – Technical Requirements

AZZUR personnel will be experienced with FDA facility compliance expectations. AZZUR has based this Statement of Work upon the following documents.

•	Code of Federal Regulations Title 21 Part 210 – Current Good Manufacturing Practice in the Manufacturing, Processing, Packing, or Holding of Drugs; General
•	Code of Federal Regulations Title 21 Part 211 – Current Good Manufacturing Practice for Finished Pharmaceutical
•	ASTM E-2500 – 07 – Standard Guide for Specification, Design, and Verification of Pharmaceutical and Biopharmaceutical Manufacturing Systems and Equipment
•	ISPE Good Practice Guide – Applied Risk Management for Commissioning and Qualification
•	ISPE Good Practice Guide – Science and Risk-Based Approach for the Delivery of Facility Systems and Equipment
•	ISPE Good Practice Guide – Good Engineering Practices
•	PDA Technical Report 56 – Application of Phase Appropriate Quality System and cGMP to the Development of Therapeutic Protein Drug Substance

Synlogic’s personnel using the classified areas are to be trained on Azzur SOPs on gowning, personnel movement, material control etc.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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Section 3 – Detailed Estimate

a)	Fixed Priced Costs – Cleanroom Use

The proposed cleanroom (Suite 3) for use by Synlogic includes a total of approximately 700 sq ft with [***]. The location of this proposed new cleanroom suite 3 is an expansion into the existing warehouse space located at 411 Waverley Oaks Rd., #126, Waltham, MA 02452.

The following items are included in the cost of the cleanroom use:

•	Access to qualified/maintained core and gowning areas – Qualified to ISO standards
o	All entry/exit door to classified spaces will be interlocked
o	Room differential pressures which will meet [***] classification
o	Temperature specification range of [***] with operation specification control of [***]
o	Humidity specification range of [***] with operational control at [***]
o	Differential pressure, temperature and humidity will be continually monitored using a validated controlled environmental monitoring system (CEMS) on a routine basis
•	Cleanroom cleaning
o	Weekly – Horizontal and vertical surfaces including wiped using IPA, floors vacuumed and mopped using the latest version of the following approved cleaning solution [***]
o	Monthly – Same as weekly cleaning followed by second cleaning using approved cleaning solution on all surfaces [***]
o	Quarterly (once every 3 months) – Same as monthly cleaning [***]
o	Triple clean – Quarterly cleaning performed 3 times. Performed on an as needed basis between campaigns or at Synlogic’s request.
•	Security and badge access control
•	Back-up power
•	Routine Environmental Monitoring

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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o	Weekly TAP, Viable Air and Surface Monitoring – Additional environmental monitoring may be completed upon request as time & materials.
•	Utilities
o	Power, water (hand washing sink)
•	Pest Control
•	Waste Disposal (Biological, Hazardous, Non-Hazardous)
•	BSC certification/maintenance
•

Any other repair or maintenance on all aspects of the classified space (e.g. HVAC maintenance, routine repairs). Such events will require downtime in terms of operations and will be scheduled based on Synlogic’s needs.

b)	Fixed Priced Costs – Storage

Storage space is available on a monthly basis and includes the following:

•	Dedicated storage location ([***])
•	Temperature and humidity will be continually monitored using a validated controlled environmental monitoring system (CEMS) on a routine basis
•	Any other repair or maintenance on the [***] storage units will require downtime in terms of operations and will be scheduled based on Synlogic’s needs.

The table below includes the all-inclusive fixed costs for cleanroom use and storage costs for each year. [***] Storage costs are based on the requirements provided by Synlogic. All costs listed in the table below are fixed costs that will be invoiced to Synlogic, at the beginning of each month irrespective of actual usage during the given month. Overages in storage space use compared to below amounts per month will be invoiced at the end of each month. The overage costs are the same as the unit costs quoted below. This SOW has been drafted for a total use duration of 44 months starting May 1st, 2019 to December 31st, 2022. The costs quoted include a price increase of [***] year over year to cover for increase in personnel, utilities and other costs.

Table 1: Fixed Costs (Cleanroom Use and Storage)

Type	Unit Cost/mo (2019)	2019 Cost	2020 Cost	2021 Cost	2022 Cost	Totals
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
CONFIDENTIAL

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Totals		[***]	[***]	[***]	[***]	[***]

c)	Variable Costs – Personnel Support

Azzur personnel at various levels will support activities including project management, sampling, material receipt/release, inventory control, training and general consulting for the duration of Synlogic’s use of cleanroom 3 and associate storage and other use. These costs are variable and will be invoiced every two weeks based on actual time spent on various Synlogic related activities during that period. Timesheets will be provided with all invoices related to personnel costs. Off-hours support will be provided, as needed with advance notice and the costs are the same as detailed below. The costs quoted include a price increase of [***] year over year due to increase in salaries, benefits costs, raises etc. The table below summarized the estimated variable costs for the duration of 44 months.

Table 2: Variable Costs (Personnel Support)

Type	Unit Cost/hr (2019)	Estimated Hrs/mo	2019 Cost	2020 Cost	2021 Cost	2022 Cost	Totals
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Totals			[***]	[***]	[***]	[***]	[***]

d)	Variable Costs – Process Gases, Shipping, Consumables, Liquid Nitrogen

This section provides the standard costs for use of process gases, shipping, consumables and liquid nitrogen at the Azzur site in Waltham.

The following items are included in these costs:

•	Access to process gases ([***]). Azzur will house and maintain gas cylinders for Synlogic use. Process gases will be piped into the cleanroom for use.
•	[***] during processing for freezing steps.
•	Shipping of materials to and from the Azzur site using an Azzur van.

The table below includes the costs of all items listed above for the duration of the project. These costs are variable and will be invoiced at the end of every month based on actual usage during that period. The costs quoted include a price increase of [***] year over year due to increase in

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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rent, personnel costs, utilities etc. The table below summarized the estimated variable costs for the duration of 44 months.

Table 3: Variable Costs [***]

Type	Unit Cost/Mo (2019)	Estimated Units or events/mo	2019 Cost	2020 Cost	2021 Cost	2022 Cost	Totals
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Totals			[***]	[***]	[***]	[***]	[***]

*Consumables will be invoiced based on [***] for storage, handling and related costs. Estimated unit cost is an average amount per month.

The below table shows the total estimated project costs based on the fixed and estimated variable costs shown in tables above.

Table 4: Overall Project Cost Estimate for 44 Months

Category	Source	Type and Invoicing	Total Costs	Notes/Assumptions
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
GRAND TOTAL			$4,785,040

Right of First Refusal

Synlogic has the first right of refusal to rent Cleanroom Suite 3 following December 31st, 2022. Each time that Azzur intends to rent Cleanroom Suite 3 to an alternate client party during the 6-month period after December 31, 2022, Azzur will first promptly notify Synlogic and offer the opportunity to rent Cleanroom Suite 3 on substantially similar terms as Azzur offered to the third party. Synlogic will notify Azzur of its decision to rent Cleanroom Suite 3 on substantially similar terms as Azzur offered to the third party within 15 days after receiving Azzur’s notice. If Synlogic does not give written notice to Azzur of its intent to rent Cleanroom Suite 3 within such 15-day period, Azzur will be free to rent Cleanroom Suite 3 to such alternate client without further obligation to Synlogic.

Option to Extend

Synlogic has the option to extend beyond the current end date of this SOW (Dec 2022) provided a letter of intent to extend for a minimum of 3 months at least 6 month before the end date and a new SOW for the extension signed at least 3 months prior to the end date.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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Early Termination of Contract

At any time during the duration of Cleanroom Suite 3 rental (May 1st, 2019 to December 31st, 2022), if Synlogic anticipates having to terminate this contract for the rental duration early, it will provide a written notice to Azzur at least 4 months in advance of the effective date of the termination.

Option to Sub-lease Cleanroom

At any time during the duration of Cleanroom 3 rental, if Synlogic anticipates not using the Cleanroom 3, a written notice will be provided at least 3 months in advance to the non-occupancy start date, to Azzur. In such an instance, Azzur will make efforts to find an alternate client to occupy the space for the duration that Cleanroom 3 remains unoccupied. Provided an alternate client is available and willing to occupy the space, Azzur will not charge Synlogic for the duration the alternate client is occupying Cleanroom 3. If Azzur is unable to find an alternate client to occupy Cleanroom 3, Azzur will continue to invoice Synlogic based on the terms of this SOW.

Option to use Alternate Cleanroom, Termination in Event Cleanroom Suite 3 is not Available

Azzur shall inform Synlogic within 2 business days of the delivery of the prefabricated cleanroom suite 3 and related equipment for humidity control to Azzur’s facility located at 411 Waverley Oaks Rd., #126, Waltham, MA 02452. In the event that the new cleanroom suite 3 is anticipated to not be ready prior to the start date of use (May 1st, 2019), the existing Cleanroom Suite 1 will be offered to Synlogic, at its election, as a back-up option starting July 1st, 2019, on the terms set out in Proposal P-6454 (SOW No. 1). This determination will be made on the later of March 31st, 2019 or 5 business days after notification by Azzur to Synlogic of the delivery of the prefabricated suite 3 and related equipment for humidity control, as set out above. In the event that cleanroom suite 3 is not available to Synlogic on May 1st, 2019, Synlogic shall have the option to terminate this SOW upon notice to Azzur and any deposit paid by Synlogic shall be returned to Synlogic in full within 30 days of such termination. If Synlogic does not exercise its option to terminate the SOW in the event of a delay, the parties agree that any costs relating to cleanroom suite 3 (other than the deposit) shall not be incurred until such time as the cleanroom suite 3 becomes available to Synlogic. The rates of Cleanroom Suite 1 rental will be subject to the terms and conditions outlined in SOW P-6464.

Invoicing

All invoices related to the fixed costs identified in table 1 will be generated at the start of any given month. Any overages in items listed in table 1 will be invoiced at the end of any given month. All invoices related to the variable costs identified in table 2 will be generated once every two weeks based on actual time spent during that period (with timesheets). All invoices related to the variable costs identified in table 3 will be generated every month based on actual usage for any given month. An initial invoice following acceptance of this proposal will be generated for a

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
CONFIDENTIAL

deposit of [***] of the first twelve months of fixed costs [***] within [***] of acceptance by Synlogic of this SOW. The deposit will be applied to the three invoices relating to fixed costs for February, March and April 2020. In order for Azzur to invoice the deposit amount, an initial PO for the first twelve months of fixed and variable costs listed in this SOW will be required. This initial PO will for the twelve months spanning May 2019 through April 20120 and amounts to [***]. Additional POs will need to be generated for the subsequent durations listed in this SOW on a twelve months basis, except for the last PO will be for a duration of 8 months in 2022. The below table shows the PO schedule for the entire duration of 44 months from May 2019 to Dec 2022

Table 5: PO Amounts and Schedules

PO Duration	Amount	Need by Date
May 2019 to April 2020	[***]	Upon signing of the SOW
May 2020 to April 2021	[***]	March 31st 2020
May 2021 to April 2022	[***]	March 31st 2021
May 2022 to Dec 2022	[***]	March 31st 2022
Total Amount	$4,785,040

Section 4 – Change History

Date	Reason for Change
22Oct2018	Initial Submission
30Nov2018	Revision 1

SOW Generated by (Azzur):

/s/ Ravi Samavedam

Date – 30Nov2018
Name: Ravi Samavedam
Title: General Manager, Azzur Group
Address: 411 Waverley Oaks Rd. #126

Waltham, MA 02452
Phone: [***]
Cell: [***]
Email: [***]

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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SOW Accepted by (Synlogic):

/s/ Todd Shegog

Date – 12/7/2018
Name: Todd Shegog
Title: CFO
Address: 301 Binney Street Suite 402 Cambridge, MA 02142
Phone:
Cell: [***]
Email: [***]

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

P-6671 SOW 2 Rev l for Facility Use (Suite 3 May 2019 to Dec 2022)
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[***]

Cleanroom Suite 3 Proposed Expansion is into existing warehouse space of the Azzur site in Waltham.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.